SEMI Annual Report

[GRAPHIC OMITTED]

                                                                   JUNE 30, 2002

MUTUAL QUALIFIED FUND

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THANK YOU FOR INVESTING WITH FRANKLIN  TEMPLETON.  WE ENCOURAGE OUR INVESTORS TO
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[PHOTO OMITTED]

JEFF DIAMOND, CFA
PORTFOLIO MANAGER
MUTUAL QUALIFIED FUND

[PHOTO OMITTED]

ANNE GUDEFIN
ASSISTANT PORTFOLIO MANAGER
MUTUAL QUALIFIED FUND

DAVID J. WINTERS
PRESIDENT, CHIEF EXECUTIVE OFFICER AND CHIEF INVESTMENT OFFICER
FRANKLIN MUTUAL ADVISERS, LLC

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


SHAREHOLDER LETTER


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YOUR FUND'S GOAL: MUTUAL QUALIFIED FUND SEEKS CAPITAL APPRECIATION, WITH INCOME
AS A SECONDARY GOAL, BY INVESTING PRIMARILY IN COMMON AND PREFERRED STOCKS, BONDS AND CONVERTIBLE SECURITIES IN THE U.S. AND OTHER COUNTRIES.
--------------------------------------------------------------------------------


Dear Shareholder:

This semiannual report for Mutual Qualified Fund covers the period ended June 30, 2002. In a troubled investment environment, Mutual Qualified Fund - Class Z produced a -2.85% six-month cumulative total return as shown in the Performance Summary beginning on page 8. The Fund's results compared quite favorably with the Standard & Poor's 500 Composite Index (S&P 500), which returned -13.15%, and the Lipper Multi-Cap Value Funds Average which returned -7.91% during the same time.(1) Our distinctive investment discipline enabled the Fund to outperform its benchmarks not only during the first half of 2002, but also over the longer term, including multiple business and economic cycles.


1. Sources: Standard & Poor's Micropal; Lipper Inc. The unmanaged S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. As of 6/30/02, the Lipper Multi-Cap Value Funds Average consisted of 530 mutual funds. Lipper calculations do not include sales charges. The Fund's performance relative to the average might have differed if such charges had been considered. Past performance does not guarantee future results. The indexes include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 14.


CONTENTS

Shareholder Letter .........  1

Performance Summary ........  8

Financial Highlights &
Statement of Investments ... 10

Financial Statements ....... 24

Notes to
Financial Statements ....... 28


FUND CATEGORY

[GRAPHIC OMITTED]
Global
Growth
Growth & Income
Income
Tax-Free Income

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
6/30/02

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTED USED IN PRINTED GRAPHIC AS FOLLOWS:
U.S.                    57.3%
U.K.                     6.8%
France                   5.3%
Canada                   2.5%
Spain                    2.1%
Switzerland              1.9%
Netherlands              1.8%
Japan                    1.5%
Germany                  1.4%
Norway                   1.2%
Denmark                  0.8%
Irish Republic           0.7%
Other Countries          1.5%
U.S. Government Agencies
& Other Net Assets      15.2%

Although the U.S. economy rebounded strongly in the first quarter of 2002, the second quarter was more tepid, renewing investor fears of a "double-dip" recession. The first half of 2002 was marked by sharp declines in U.S. and most foreign financial markets. Persistent fears of new terrorist attacks, violence in the Middle East and Kashmir, the continued collapse of the telecommunications and technology sectors, concerns about corporate accounting integrity and frequent disclosures of corporate malfeasance weighed heavily on investor psychology. Furthermore, the U.S. dollar fell sharply against the major foreign currencies, reflecting a sea change in foreign exchange markets' sentiment. The dollar's decline reflected concerns about the U.S. economic recovery's sustainability, U.S. financial market integrity, and the return of U.S. government budget deficits.

A number of holdings contributed positively to the Fund's performance during the period under review. In general, our financial services stocks did well. One noteworthy company is Saxon Capital, a non-conforming residential mortgage lender. We originally invested in Saxon Capital's common stock via a private placement completed in 2001. The company registered its shares early in 2002, creating a liquid market for Saxon stock and giving other investors the ability to invest in it. The stock appreciated significantly as the company demonstrated its ability to grow its portfolio in a disciplined manner without taking undue risk. This is a good example of how special situations can provide attractive investment opportunities for our shareholders. Outside the financial services sector, several stocks that performed well include media company Scripps, hospital operator Triad Hospitals and U.K.-based tobacco company Gallaher Group.

During the six-month period, the market presented us with opportunities to initiate or add to positions in a variety of industries including food, food retailing, energy, pharmaceuticals and financial services. For example, we increased our investment in Kroger, the number one U.S. supermarket chain. Kroger's stock came under pressure due to fears that Wal-Mart's entry into food retailing would lead to significantly lower profitability for all supermarket operators. We believe management is taking the right steps to protect its competitive position and is creating additional value by using free cash flow to repurchase stock at depressed levels. Another example is Groupe Danone, a Paris-based global food company focusing on yogurt, snacks and bottled water. The company has historically traded at a premium multiple to its peers, but began trading at a discount largely due to a series of "fixable" operational problems that emerged last year. We believe management is appropriately addressing these issues. Additionally, at period-end we believe Danone was trading at a meaningful discount to its net asset value and that the company would be an attractive acquisition candidate for any one of several larger food companies.

By adding investments in risk arbitrage and distressed debt and bankruptcies to our portfolio of undervalued common stocks, Mutual Qualified Fund's unique three-pronged approach has produced attractive returns over time with less risk and volatility than the overall market. On the risk arbitrage front, merger and acquisition activity remained at depressed levels during the first half of 2002 due to a weak stock market, "serial acquirers" struggling under the legacy of past deals, and increasing investor skepticism over the true economic benefit of mergers. In stark contrast to the dearth of mergers, there was tremendous activity in the bankruptcy arena as many companies buckled under the weight of financial leverage and competition. One position we increased during the reporting period was Comdisco, a bankrupt technology services company. Through our investment in


TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities
6/30/02

                   % OF TOTAL
                   NET ASSETS
-----------------------------
Banks                  10.5%

Media                   8.2%

Insurance               7.0%

Oil & Gas               3.7%

Diversified
Telecommunication
Services                3.7%

Diversified Financials  3.1%

Paper & Forest Products 2.9%

Tobacco                 2.7%

Pharmaceuticals         2.6%

Real Estate             2.5%

Comdisco debt we were able to capture the future lease payments of Fortune 500 companies at an estimated 20% internal rate of return for our shareholders.

As might be expected in a turbulent investing environment, the Fund had a number of investments that fell short of our expectations during the reporting period. Broadly speaking, our telecommunications investments were a major disappointment. Fund holdings in this sector included AT&T Wireless Services, Sprint/FON Group and Telephone & Data Systems. We underestimated the industry's competitive intensity and the degree to which slow economic growth and financial distress within the sector would exacerbate the industry's negative pricing dynamic. We have tried to reposition our telecommunications investments to focus on equities of only the highest quality companies, and selectively among the sector's senior debt securities. Another Fund holding, Tyco International, declined considerably during the period. Although we sold a large portion of our Tyco holdings in 2001 (held by the Fund because of its investment in CIT Group, which Tyco acquired for stock), the company still represented a meaningful Fund investment at the beginning of 2002. Initially, Tyco declined on rumors of aggressive or illegal accounting practices, soon followed by deterioration in the company's financial condition and a complete collapse in management credibility. The Fund sold its Tyco position at prices significantly above period-end trading levels. Finally, we invested in the distressed debt securities of cable operator Adelphia Communications following initial disclosures of previously unreported off-balance sheet liabilities. Unfortunately, further disclosures of additional accounting irregularities and self-dealing by management led to declines in the value of these securities. We still expect to earn an attractive return over time on our investment in Adelphia.

Through the bull and bear markets of the past few years, we have remained disciplined in our investment approach. At Mutual Series, we focus on the value of businesses and buy only securities that are trading at meaningful discounts to our estimate of intrinsic value. We build a portfolio of securities whose returns are largely dependent on individual drivers rather than overall market movements. The past few years have reminded many investors that a single year of severe losses can eliminate the progress of several years' diligent effort to grow capital. As such, preservation of capital has always been a key tenet of our investment philosophy.

Looking forward, it is impossible to predict how the overall securities markets will fare. The declines of the first half of the year and pervasive investor nervousness continued into the early part of 2002's third quarter. We believe Mutual Qualified Fund is well-positioned with equity securities specifically chosen for their solid risk/reward characteristics and the added benefit of diversification provided by investments in deals and bankruptcies. Our ability to search globally for undervalued investments also provides us with additional flexibility to invest our shareholders' capital. Historically, periods of financial stress and market weakness have created attractive entry points for investments that have, in later periods, proven to be quite lucrative. As such, we will continue working diligently to find investment opportunities offering attractive potential returns with limited downside risk.

Effective July 2002, Susan Potto, co-portfolio manager of Mutual Qualified Fund since August 2001, resigned to pursue a Bachelor of Fine Arts degree. Your Fund will continue to be managed by Jeff Diamond, who has been involved in the management of the Fund since 1998. In addition, Anne


TOP 10 HOLDINGS
6/30/02

COMPANY
SECTOR/INDUSTRY,         % OF TOTAL
COUNTRY                  NET ASSETS
-----------------------------------

Federated Department
Stores Inc.                    2.0%
MULTILINE RETAIL, U.S.

Scripps Co., A                 1.9%
MEDIA, U.S.

White Mountains Insurance
Group Inc. (Common &
Restricted)                    1.9%
INSURANCE, U.S.

Canary Wharf Group PLC         1.7%
REAL ESTATE, U.K.

Sovereign Bancorp Inc.         1.5%
BANKS, U.S.

Altadis SA                     1.4%
TOBACCO, SPAIN

Kroger Co.                     1.3%
FOOD & DRUG RETAILING, U.S.

Liberty Media Corp., A         1.3%
MEDIA, U.S.

Lagardere SCA                  1.2%
MEDIA, FRANCE

Fleet Boston Financial Corp.   1.2%
BANKS, U.S.

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A NOTE ABOUT
DUPLICATE MAILINGS
YOU WILL RECEIVE THE FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301. AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS ON OUR WEBSITE.
--------------------------------------------------------------------------------

Gudefin has been promoted to assistant portfolio manager for the Fund. Ms. Gudefin's biography follows this report.

We appreciate your participation in Mutual Qualified Fund and welcome your comments and suggestions, either through regular mail or by email at mutualseries@frk.com.

Sincerely,

/S/JEFF DIAMOND

Jeff Diamond, CFA
Portfolio Manager


/S/ANNE GUDEFIN

Anne Gudefin
Assistant Portfolio Manager

Mutual Qualified Fund

--------------------------------------------------------------------------------
The Fund's value-oriented strategy may include investments in companies involved in mergers, reorganizations, restructurings or liquidations. It is important to remember that the Fund may invest in lower-rated "junk bonds," which entail higher credit risks such as political uncertainty or fluctuations in foreign exchange rates in areas where the Fund invests.

It is also important to note that stocks offer the potential for long-term gains but can be subject to short-term up and down price movements. Securities of companies involved in mergers, liquidations and reorganizations, and distressed/bankruptcy investments involve higher credit risks. These and other risks are discussed in the prospectus.

This discussion reflects our views, opinions and portfolio holdings as of June 30, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although his-torical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ANNE GUDEFIN is assistant portfolio manager of Mutual Qualified Fund and two offshore funds, Franklin Mutual Beacon and Mutual Shares 2 Fund. She is also a research analyst for Franklin Mutual Advisers, LLC, specializing in the analysis of European equities.

Ms. Gudefin has over 12 years experience in the investment management industry. Prior to joining Franklin Mutual Advisers in 2000, she was an analyst covering European equities at Perry Capital. Ms. Gudefin received her Bachelor of Arts from I.E.P. Paris and an MBA from Columbia Business School.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 6/30/02
DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


--------------------------------------------------------------------------------
CLASS Z: No initial sales charge or Rule 12b-1 fees and are available only to certain investors, as described in the prospectus.*

CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ.*

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.*

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.*

*Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.
--------------------------------------------------------------------------------

PRICE AND DISTRIBUTION INFORMATION


CLASS Z                        CHANGE         6/30/02  12/31/01
---------------------------------------------------------------
Net Asset Value (NAV)          -$0.74         $15.75    $16.49
DISTRIBUTIONS (1/1/02-6/30/02)
Dividend Income                $0.0583
Short-Term Capital Gain        $0.0315
Long-Term Capital Gain         $0.1859
                               -------
       Total                   $0.2757

CLASS A                        CHANGE         6/30/02  12/31/01
---------------------------------------------------------------
Net Asset Value (NAV)          -$0.77         $15.67    $16.44
DISTRIBUTIONS (1/1/02-6/30/02)
Dividend Income                $0.0537
Short-Term Capital Gain        $0.0315
Long-Term Capital Gain         $0.1859
                               -------
       Total                   $0.2711

CLASS B                        CHANGE         6/30/02  12/31/01
---------------------------------------------------------------
Net Asset Value (NAV)          -$0.81         $15.44    $16.25
DISTRIBUTIONS (1/1/02-6/30/02)
Dividend Income                $0.0497
Short-Term Capital Gain        $0.0315
Long-Term Capital Gain         $0.1859
                               -------
       Total                   $0.2671

CLASS C                        CHANGE         6/30/02  12/31/01
---------------------------------------------------------------
Net Asset Value (NAV)          -$0.80         $15.56    $16.36
DISTRIBUTIONS (1/1/02-6/30/02)
Dividend Income                $0.0448
Short-Term Capital Gain        $0.0315
Long-Term Capital Gain         $0.1859
                               -------
       Total                   $0.2622


              Past performance does not guarantee future results.

PERFORMANCE


CLASS Z                              6-MONTH   1-YEAR   5-YEAR    10-YEAR
-------------------------------------------------------------------------
Cumulative Total Return(1)            -2.85%   -7.27%   50.61%    279.08%
Average Annual Total Return(2)        -2.85%   -7.27%    8.54%     14.25%
Value of $10,000 Investment(3)        $9,715   $9,273  $15,061    $37,908

                                                                INCEPTION
CLASS A                              6-MONTH   1-YEAR   5-YEAR  (11/1/96)
-------------------------------------------------------------------------
Cumulative Total Return(1)            -3.07%   -7.60%   47.99%     78.39%
Average Annual Total Return(2)        -8.63%  -12.90%    6.88%      9.61%
Value of $10,000 Investment(3)        $9,137   $8,710  $13,950    $16,811

                                                                INCEPTION
CLASS B                             6-MONTH    1-YEAR   3-YEAR   (1/1/99)
-------------------------------------------------------------------------
Cumulative Total Return(1)           -3.38%    -8.18%   13.49%     31.12%
Average Annual Total Return(2)       -7.18%   -11.60%    3.53%      7.42%
Value of $10,000 Investment(3)       $9,282    $8,840  $11,098    $12,831

                                                                INCEPTION
CLASS C                              6-MONTH   1-YEAR   5-YEAR  (11/1/96)
-------------------------------------------------------------------------
Cumulative Total Return(1)            -3.32%   -8.18%   43.25%     72.10%
Average Annual Total Return(2)        -5.26%   -9.94%    7.23%      9.87%
Value of $10,000 Investment(3)        $9,474   $9,006  $14,179    $17,039


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

MUTUAL QUALIFIED FUND
Financial Highlights

                                                                              CLASS Z
                                             ------------------------------------------------------------------------------
                                             SIX MONTHS ENDED                    YEAR ENDED DECEMBER 31,
                                               JUNE 30, 2002  -------------------------------------------------------------
                                                (UNAUDITED)       2001         2000         1999         1998         1997
                                             ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(for a share outstanding throughout
the period)
Net asset value, beginning of period .........     $16.49       $16.61       $16.91       $16.46       $18.19       $16.24
                                               ----------------------------------------------------------------------------
Income from investment operations:
 Net investment income .......................        .15          .23          .24          .23          .43          .37
 Net realized and unrealized gains (losses) ..       (.61)        1.12         1.99         1.99         (.38)        3.62
                                               ----------------------------------------------------------------------------
Total from investment operations .............       (.46)        1.35         2.23         2.22          .05         3.99
                                               ----------------------------------------------------------------------------
Less distributions from:
 Net investment income .......................       (.06)        (.20)        (.55)        (.29)        (.45)        (.64)
 Net realized gains ..........................       (.22)       (1.27)       (1.98)       (1.48)       (1.33)       (1.40)
                                               ----------------------------------------------------------------------------
Total distributions ..........................       (.28)       (1.47)       (2.53)       (1.77)       (1.78)       (2.04)
                                               ----------------------------------------------------------------------------
Net asset value, end of period ...............     $15.75       $16.49       $16.61       $16.91       $16.46       $18.19
                                               ============================================================================
Total return* ................................    (2.85)%        8.21%       14.25%       13.64%         .45%       24.95%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ............ $2,895,119   $3,022,299   $2,921,221   $3,152,050   $3,942,519   $5,239,947
Ratios to average net assets:
 Expenses(a) .................................       .75%**       .80%         .80%         .80%         .77%         .79%
 Expenses, excluding waiver and payments by
  affiliate(a) ...............................       .75%**       .80%         .83%         .85%         .80%         .82%
 Net investment income .......................      1.77%**      1.29%        1.43%        1.31%        2.05%        1.85%
Portfolio turnover rate ......................     22.77%       52.64%       54.73%       59.84%       66.84%       52.76%

(a)Excluding dividend expense on securities
 sold short, the ratios of expenses and
 expenses, excluding waiver and payments by
 affiliate to average net assets, would have
 been:
 Expenses ....................................       .75%**       .79%         .78%         .77%         .76%         .75%
 Expenses, excluding waiver and payments by
  affiliate ..................................       .75%**       .79%         .81%         .82%         .79%         .78%



*  Total return is not annualized.
** Annualized.
+ Based on average weighted shares outstanding effective year ended December 31, 1999.

MUTUAL QUALIFIED FUND
Financial Highlights (CONTINUED)


                                                                            CLASS A
                                             ------------------------------------------------------------------------------
                                             SIX MONTHS ENDED                    YEAR ENDED DECEMBER 31,
                                               JUNE 30, 2002  -------------------------------------------------------------
                                                (UNAUDITED)+     2001+        2000+        1999+         1998        1997+
                                             ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
period)
Net asset value, beginning of period .......       $16.44       $16.56       $16.87       $16.42       $18.14       $16.23
                                             ------------------------------------------------------------------------------
Income from investment operations:
 Net investment income .....................          .12          .17          .18          .17          .35          .28
 Net realized and unrealized gains
  (losses) .................................         (.61)        1.12         1.98         1.99         (.35)        3.63
                                             ------------------------------------------------------------------------------
Total from investment operations ...........         (.49)        1.29         2.16         2.16         0.00         3.91
                                             ------------------------------------------------------------------------------
Less distributions from:
 Net investment income .....................         (.05)        (.14)        (.49)        (.23)        (.39)        (.60)
 Net realized gains ........................         (.22)       (1.27)       (1.98)       (1.48)       (1.33)       (1.40)
                                             ------------------------------------------------------------------------------
Total distributions ........................         (.27)       (1.41)       (2.47)       (1.71)       (1.72)       (2.00)
                                             ------------------------------------------------------------------------------
Net asset value, end of period .............       $15.68       $16.44       $16.56       $16.87       $16.42       $18.14
                                             ==============================================================================
Total return* ..............................      (3.07)%        7.85%       13.81%       13.27%         .15%       24.44%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..........     $509,863     $482,182     $443,655     $471,313     $570,143     $452,590
Ratios to average net assets:
 Expenses(a) ...............................        1.10%**      1.15%        1.15%        1.14%        1.12%        1.14%
 Expenses, excluding waiver and payments by
  affiliate(a) .............................        1.10%**      1.15%        1.18%        1.19%        1.15%        1.17%
 Net investment income .....................        1.45%**       .94%        1.08%         .97%        1.66%        1.48%
Portfolio turnover rate ....................       22.77%       52.64%       54.73%       59.84%       66.84%       52.76%

 (a)Excluding dividend expense on
 securities sold short, the ratios of
 expenses and expenses, excluding waiver
 and payments by affiliate to average net
 assets, would have been:
 Expenses ..................................        1.10%**      1.14%        1.13%        1.11%        1.11%        1.10%
 Expenses, excluding waiver and payments by
  affiliate ................................        1.10%**      1.14%        1.16%        1.16%        1.14%        1.13%



* Total return does not reflect sales commissions and is not annualized. ** Annualized.
+  Based on average weighted shares outstanding.

MUTUAL QUALIFIED FUND
Financial Highlights (CONTINUED)


                                                                                  CLASS B
                                                          ----------------------------------------------------
                                                          SIX MONTHS ENDED        YEAR ENDED DECEMBER 31,
                                                           JUNE 30, 2002  ------------------------------------
                                                            (UNAUDITED)        2001         2000        1999+
                                                          ----------------------------------------------------
PER SHARE OPERATING PERFORMANCE++
(for a share outstanding throughout the period)
Net asset value, beginning of period ....................       $16.25       $16.44       $16.78       $16.42
                                                          ----------------------------------------------------
Income from investment operations:
 Net investment income ..................................          .08          .04          .08          .03
 Net realized and unrealized gains (losses) .............         (.61)        1.13         1.96         2.01
                                                          ----------------------------------------------------
Total from investment operations ........................         (.53)        1.17         2.04         2.04
                                                          ----------------------------------------------------
Less distributions from:
 Net investment income ..................................         (.05)        (.09)        (.40)        (.20)
 Net realized gains .....................................         (.22)       (1.27)       (1.98)       (1.48)
                                                          ----------------------------------------------------
Total distributions .....................................         (.27)       (1.36)       (2.38)       (1.68)
                                                          ----------------------------------------------------
Net asset value, end of period ..........................       $15.45       $16.25       $16.44       $16.78
                                                          ====================================================
Total return* ...........................................      (3.38)%        7.17%       13.12%       12.55%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .......................      $35,722      $20,581       $6,278       $4,168
Ratios to average net assets:
 Expenses(a) ............................................        1.74%**      1.80%        1.80%        1.81%
 Expenses, excluding waiver and payments by
  affiliate(a) ..........................................        1.74%**      1.80%        1.82%        1.86%
 Net investment income ..................................         .97%**       .24%         .45%         .20%
Portfolio turnover rate .................................       22.77%       52.64%       54.73%       59.84%

 (a)Excluding dividend expense on securities
 sold short, the ratios of expenses and
 expenses, excluding waiver and payments by
 affiliate to average net assets, would have
 been:
 Expenses ...............................................        1.74%**      1.79%        1.78%        1.78%
 Expenses, excluding waiver and payments by affiliate ...        1.74%**      1.79%        1.80%        1.83%



* Total return does not reflect the contingent deferred sales charge and is not annualized.
** Annualized.
+  Effective date of Class B shares was January 1, 1999.
++ Based on average weighted shares outstanding.

MUTUAL QUALIFIED FUND
Financial Highlights (CONTINUED)

                                                                                 CLASS C
                                             ------------------------------------------------------------------------------
                                             SIX MONTHS ENDED                 YEAR ENDED DECEMBER 31,
                                               JUNE 30, 2002 --------------------------------------------------------------
                                                (UNAUDITED)+      2001+       2000+        1999+         1998        1997+
                                             ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
period)
Net asset value, beginning of period .......       $16.36       $16.49       $16.80       $16.35       $18.09       $16.23
                                             ------------------------------------------------------------------------------
Income from investment operations:
 Net investment income .....................          .07          .05          .07          .05          .24          .16
 Net realized and unrealized gains
  (losses) .................................         (.61)        1.12         1.97         1.98         (.37)        3.63
                                             ------------------------------------------------------------------------------
Total from investment operations ...........         (.54)        1.17         2.04         2.03         (.13)        3.79
                                             ------------------------------------------------------------------------------
Less distributions from:
 Net investment income .....................         (.04)        (.03)        (.37)        (.10)        (.28)        (.53)
 Net realized gains ........................         (.22)       (1.27)       (1.98)       (1.48)       (1.33)       (1.40)
                                             ------------------------------------------------------------------------------
Total distributions ........................         (.26)       (1.30)       (2.35)       (1.58)       (1.61)       (1.93)
                                             ------------------------------------------------------------------------------
Net asset value, end of period .............       $15.56       $16.36       $16.49       $16.80       $16.35       $18.09
                                             ==============================================================================
Total return* ..............................      (3.32)%        7.16%       13.11%       12.54%       (.58)%       23.66%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..........     $258,528     $251,798     $220,838     $264,902     $322,609     $231,721
Ratios to average net assets:
 Expenses(a) ...............................        1.73%**      1.79%        1.79%        1.80%        1.77%        1.79%
 Expenses, excluding waiver and payments by
  affiliate(a) .............................        1.73%**      1.79%        1.82%        1.84%        1.80%        1.82%
 Net investment income .....................         .81%**       .30%         .44%         .32%        1.01%         .84%
Portfolio turnover rate ....................       22.77%       52.64%       54.73%       59.84%       66.84%       52.76%

 (a)Excluding dividend expense on securities
 sold short, the ratios of expenses and
 expenses, excluding waiver and payments by
 affiliate to average net assets, would have
 been:
 Expenses ...................................       1.73%**      1.78%        1.77%        1.77%        1.76%        1.75%
 Expenses, excluding waiver and payments
  by affiliate ..............................       1.73%**      1.78%        1.80%        1.81%        1.79%        1.78%


* Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
** Annualized.
+  Based on average weighted shares outstanding.

                       See notes to financial statements.

MUTUAL QUALIFIED FUND
STATEMENT OF INVESTMENTS, JUNE 30, 2002 (UNAUDITED)



                                                                  COUNTRY         SHARES          VALUE
-----------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND OTHER EQUITY INTERESTS 75.3%
     AEROSPACE & DEFENSE .2%
     Honeywell International Inc. ..........................   United States      203,700   $    7,176,351
                                                                                            ---------------

     AUTOMOBILES .4%
     Ford Motor Co. ........................................   United States      818,200       13,091,200
                                                                                            ---------------

     BANKS 10.5%
     Bank of America Corp. .................................   United States      333,400       23,458,024
     Bank of Ireland .......................................  Irish Republic    2,051,275       25,484,949
     Commercial Federal Corp. ..............................   United States      832,910       24,154,390
    *Credit Suisse Group ...................................    Switzerland       775,895       24,633,656
     Danske Bank ...........................................      Denmark         644,680       11,870,429
     DNB Holding ASA .......................................      Norway        4,140,925       22,568,905
     Fleet Boston Financial Corp. ..........................   United States    1,356,400       43,879,540
     Greenpoint Financial Corp. ............................   United States      588,940       28,916,954
   *+ITLA Capital Corp. ....................................   United States      686,300       20,376,247
     M & T Bank Corp. ......................................   United States      298,190       25,572,774
*(R)+Nippon Investment LLC .................................       Japan        9,112,000        9,796,311
     Sovereign Bancorp Inc. ................................   United States    3,688,720       55,146,364
*(R)+State National Bancshares Inc. ........................   United States    1,375,000       25,093,750
     TCF Financial Corp. ...................................   United States      337,335       16,563,148
     U.S. Bancorp ..........................................   United States      867,699       20,260,772
     Wachovia Corp. ........................................   United States      256,900        9,808,442
                                                                                            ---------------
                                                                                               387,584,655
                                                                                            ---------------

     BEVERAGES 1.7%
     Allied Domecq PLC .....................................  United Kingdom    2,053,900       13,469,659
     Brown-Forman Corp., A .................................   United States       41,900        2,937,190
     Brown-Forman Corp., B .................................   United States      446,200       30,787,800
     Pepsi Bottling Group Inc. .............................   United States      525,960       16,199,568
                                                                                            ---------------
                                                                                                63,394,217
                                                                                            ---------------

    *BIOTECHNOLOGY .1%
     Immunex Corp. .........................................   United States      147,600        3,297,384
                                                                                            ---------------

     CHEMICALS 1.9%
     Akzo Nobel NV .........................................    Netherlands       812,295       35,369,841
     ChemFirst Inc. ........................................   United States      587,800       16,840,470
     Syngenta AG ...........................................    Switzerland       276,470       16,616,994
                                                                                            ---------------
                                                                                                68,827,305
                                                                                            ---------------

     COMMERCIAL SERVICES & SUPPLIES 2.3%
    *Alderwoods Group Inc. .................................   United States      530,784        4,065,806
    *Cendant Corp. .........................................   United States    1,808,714       28,722,378
    *Republic Services Inc. ................................   United States    1,981,300       37,783,391
     Waste Management Inc. .................................   United States      494,805       12,889,670
                                                                                            ---------------
                                                                                                83,461,245
                                                                                            ---------------


MUTUAL QUALIFIED FUND
STATEMENT OF INVESTMENTS, JUNE 30, 2002 (UNAUDITED) (CONT.)


                                                                  COUNTRY         SHARES          VALUE
-----------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
    *COMPUTERS & PERIPHERALS .2%
     DecisionOne Corp. .....................................   United States      245,461   $      490,922
     Electronics for Imaging Inc. ..........................   United States      495,580        7,884,678
                                                                                            ---------------
                                                                                                 8,375,600
                                                                                            ---------------

     CONSTRUCTION & ENGINEERING 1.0%
     Grupo Dragados SA .....................................       Spain          887,937       15,828,457
     Vinci SA ..............................................      France          315,634       21,399,496
                                                                                            ---------------
                                                                                                37,227,953
                                                                                            ---------------

     CONSTRUCTION MATERIALS 1.0%
     Lafarge North America Inc. ............................   United States      478,445       16,817,342
     RMC Group PLC .........................................  United Kingdom    1,846,226       18,474,642
                                                                                            ---------------
                                                                                                35,291,984
                                                                                            ---------------

     DIVERSIFIED FINANCIALS 3.0%
 *(R)A.B. Watley Group Inc. ................................   United States      128,325           19,249
    *Ambase Corp. ..........................................   United States    1,179,700        1,179,700
     Freddie Mac ...........................................   United States      150,400        9,204,480
     JP Morgan Chase & Co. .................................   United States      575,516       19,521,502
     MCG Capital Corp. .....................................   United States      849,900       14,201,829
    *Principal Financial Group. ............................   United States      488,000       15,128,000
   *+Saxon Capital Inc. ....................................   United States    2,340,000       38,071,800
   *+Union Acceptance Corp., A .............................   United States    3,622,294       15,068,743
                                                                                            ---------------
                                                                                               112,395,303
                                                                                            ---------------

     DIVERSIFIED TELECOMMUNICATION SERVICES 3.7%
     BCE Inc. ..............................................      Canada          844,400       14,651,664
    *Citizens Communications Co., B ........................   United States    1,745,644       14,593,584
    *McLeodUSA Inc., wts., 4/16/07 .........................   United States      249,246           31,156
     Sprint Corp. FON Group ................................   United States    2,988,500       31,707,985
     TDC AS ................................................      Denmark         608,775       16,834,204
     Telecom Italia SpA ....................................       Italy        2,580,600       13,685,927
     Telephone & Data Systems Inc. .........................   United States      497,360       30,115,148
     Verizon Communications Inc. ...........................   United States      351,700       14,120,755
                                                                                            ---------------
                                                                                               135,740,423
                                                                                            ---------------

     ELECTRIC UTILITIES 1.3%
     Constellation Energy Group Inc. .......................   United States      189,000        5,545,260
     E.ON AG ...............................................      Germany         355,810       20,732,391
     Endesa SA .............................................       Spain          711,800       10,340,699
    *PG & E Corp. ..........................................   United States      277,700        4,968,053
     PPL Corp. .............................................   United States      204,600        6,768,168
                                                                                            ---------------
                                                                                                48,354,571
                                                                                            ---------------

    *FOOD & DRUG RETAILING 1.8%
     Kroger Co. ............................................   United States    2,370,500       47,172,950
     Safeway Inc. ..........................................   United States      682,700       19,928,013
                                                                                            ---------------
                                                                                                67,100,963
                                                                                            ---------------


MUTUAL QUALIFIED FUND
STATEMENT OF INVESTMENTS, JUNE 30, 2002 (UNAUDITED) (CONT.)



                                                                  COUNTRY         SHARES          VALUE
-----------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
     FOOD PRODUCTS 2.4%
     Cadbury Schweppes PLC ................................   United Kingdom    2,039,121   $   15,276,468
     Groupe Danone ........................................       France          201,930       27,759,990
     Nestle SA ............................................     Switzerland       108,800       25,367,781
     Orkla ASA ............................................       Norway        1,120,800       21,656,384
                                                                                            ---------------
                                                                                                90,060,623
                                                                                            ---------------

     HEALTH CARE PROVIDERS & SERVICES 2.5%
     CIGNA Corp. ..........................................    United States      190,700       18,577,994
    *Generale de Sante ....................................       France          583,144        9,243,364
    *Genesis Health Ventures Inc. .........................    United States      240,768        4,837,029
    *Health Net Inc., A ...................................    United States      434,225       11,624,203
    *Kindred Healthcare Inc. ..............................    United States      604,030       25,609,966
    *Kindred Healthcare Inc., wts., Series A, 4/20/06 .....    United States      104,567        1,867,567
    *Kindred Healthcare Inc., wts., Series B, 4/20/06 .....    United States      261,416        3,838,175
    *Rotech Healthcare Inc. ...............................    United States       13,885          413,079
    *Rotech Medical Corp. .................................    United States       30,592              306
    *Triad Hospitals Inc. .................................    United States      370,995       15,722,768
                                                                                            ---------------
                                                                                                91,734,451
                                                                                            ---------------

     HOTELS RESTAURANTS & LEISURE 2.4%
   *+Fine Host Corp. ......................................    United States      452,571        4,480,453
     P & O Princess Cruises PLC ...........................   United Kingdom    3,246,318       20,535,042
    *Park Place Entertainment Corp. .......................    United States    3,310,800       33,935,700
    *Prime Hospitality Corp. ..............................    United States    1,883,780       24,470,302
     Starwood Hotels & Resorts Worldwide Inc. .............    United States      177,700        5,844,553
                                                                                            ---------------
                                                                                                89,266,050
                                                                                            ---------------

     HOUSEHOLD PRODUCTS .5%
     Kimberly-Clark Corp. .................................    United States      305,000       18,910,000
                                                                                            ---------------

     INDUSTRIAL CONGLOMERATES .4%
     Crane Co. ............................................    United States      613,120       15,560,986
                                                                                            ---------------

     INSURANCE 7.0%
    *Alleghany Corp. ......................................    United States      132,848       25,373,968
     Assurances Generales de France AGF ...................       France          184,900        8,494,853
    *Berkshire Hathaway Inc., A ...........................    United States          468       31,262,400
    *Berkshire Hathaway Inc., B ...........................    United States        1,150        2,569,100
     MBIA Inc. ............................................    United States      517,540       29,256,536
 *(R)Montpelier Re Holdings Ltd. ..........................       Bermuda          48,650        4,796,890
     Muenchener Rueckversicherungs-Gesellschaft ...........       Germany          71,600       16,935,490
     Old Republic International Corp. .....................    United States      623,900       19,652,850
 *(R)Olympus Re Holdings Ltd. .............................       Bermuda          97,300       10,380,937
    *Prudential Financial Inc. ............................    United States      285,000        9,507,600
     Radian Group Inc. ....................................    United States      419,980       20,516,023
    *Travelers Property Casualty ..........................    United States      529,490        9,371,973
     White Mountains Insurance Group Inc. .................    United States      126,990       40,192,335
  (R)White Mountains Insurance Group Inc. (Restricted) ....    United States      100,000       30,067,500
                                                                                            ---------------
                                                                                               258,378,455
                                                                                            ---------------


MUTUAL QUALIFIED FUND
STATEMENT OF INVESTMENTS, JUNE 30, 2002 (UNAUDITED) (CONT.)



                                                                  COUNTRY         SHARES          VALUE
-----------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
     MACHINERY .7%
    *Joy Global Inc. ........................................  United States      729,356   $   12,938,776
     Kone Corp.,B ...........................................     Finland         223,600        6,624,793
*(R)+Lancer Industries Inc., B .......................... ...  United States            4        5,126,779
                                                                                            ---------------
                                                                                                24,690,348
                                                                                            ---------------

     MEDIA 8.2%
     Dow Jones & Co. Inc. ...................................  United States      186,600        9,040,770
    *Fox Entertainment Group Inc., A ........................  United States      531,100       11,551,425
    *General Motors Corp., H ................................  United States    1,033,986       10,753,454
    *Hispanic Broadcasting Corp., A .........................  United States       39,700        1,036,170
     Lagardere SCA ..........................................     France        1,013,801       43,893,731
    *Liberty Media Corp., A .................................  United States    4,665,379       46,653,790
    *Mediacom Communications Corp., A .......................  United States      488,108        3,802,361
     Meredith Corp. .........................................  United States      520,415       19,957,915
     NV Holdingsmig de Telegraaf ............................   Netherlands       705,351       13,179,704
     Omnicom Group Inc. .....................................  United States      184,600        8,454,680
    *Rogers Communications Inc., B ..........................     Canada        1,210,320       10,822,771
     Scripps Co., A .........................................  United States      917,300       70,632,100
    *TVMAX Holdings Inc. ....................................  United States       64,341        1,222,479
    *Valassis Communications Inc. ...........................  United States      380,605       13,892,083
     Washington Post Co., B .................................  United States       70,850       38,613,250
                                                                                            ---------------
                                                                                               303,506,683
                                                                                            ---------------

     METALS & MINING .9%
     Anglo American PLC ..................................... United Kingdom      792,200       13,173,951
     Anglo American PLC, ADR ................................ United Kingdom        1,000           16,350
    *Graftech International Ltd. ............................  United States    1,155,200       14,208,960
 *(R)International Steel Group ..............................  United States          672        6,720,000
                                                                                            ---------------
                                                                                                34,119,261
                                                                                            ---------------

     MULTI-UTILITIES .9%
     Suez SA ................................................     France        1,309,018       34,905,078
                                                                                            ---------------

     MULTILINE RETAIL 2.5%
    *Federated Department Stores Inc. .......................  United States    1,895,895       75,267,032
     May Department Stores Co. ..............................  United States      471,500       15,526,495
                                                                                            ---------------
                                                                                                90,793,527
                                                                                            ---------------

     OIL & GAS 3.7%
     BP PLC ................................................. United Kingdom    1,280,700       10,756,115
     BP PLC, ADR ............................................ United Kingdom      172,800        8,724,672
     Burlington Resources Inc. ..............................  United States      499,600       18,984,800
     Conoco Inc. ............................................  United States    1,371,295       38,122,001
     Pennzoil-Quaker State Co. ..............................  United States       95,200        2,049,656
     Royal Dutch Petroleum Co. ..............................   Netherlands       314,800       17,398,996
    *Southwest Royalties Inc., A ............................  United States       58,923        1,767,704


MUTUAL QUALIFIED FUND
STATEMENT OF INVESTMENTS, JUNE 30, 2002 (UNAUDITED) (CONT.)


                                                                  COUNTRY         SHARES          VALUE
-----------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
     OIL & GAS (CONT.)
     Total Fina Elf SA, B ..................................      France          147,268   $   23,910,543
     Valero Energy Corp. ...................................   United States      396,600       14,840,772
                                                                                            ---------------
                                                                                               136,555,259
                                                                                            ---------------

     PAPER & FOREST PRODUCTS 2.9%
     Abitibi-Consolidated Inc. .............................      Canada        3,327,800       30,676,413
     International Paper Co. ...............................   United States      777,800       33,896,524
     MeadWestvaco Corp. ....................................   United States    1,292,400       43,372,944
                                                                                            ---------------
                                                                                               107,945,881
                                                                                            ---------------

     PHARMACEUTICALS 2.6%
     Bristol-Myers Squibb Co. ..............................   United States      337,300        8,668,610
     Daiichi Pharmaceutical Co. ............................       Japan        1,284,900       23,476,815
     ICN Pharmaceuticals Inc. ..............................   United States      619,200       14,990,832
     Merck & Co. Inc. ......................................   United States      371,000       18,787,440
     Schering-Plough Corp. .................................   United States      263,100        6,472,260
     Takeda Chemical Industries Ltd. .......................       Japan          539,500       23,675,705
                                                                                            ---------------
                                                                                                96,071,662
                                                                                            ---------------

     REAL ESTATE 2.5%
    *Al-Zar Ltd. LP ........................................   United States           59               --
    *Alexander's Inc. ......................................   United States      132,890       10,205,952
     Canary Wharf Group PLC ................................  United Kingdom    9,395,772       63,730,734
 *(R)Security Capital European Realty ......................    Luxembourg        425,000        5,982,937
     Ventas Inc. ...........................................   United States    1,110,125       14,154,094
                                                                                            ---------------
                                                                                                94,073,717
                                                                                            ---------------

     ROAD & RAIL 1.4%
     Canadian National Railway Co. .........................      Canada          204,400       10,756,905
     Florida East Coast Industries Inc., A .................   United States    1,100,300       27,837,590
     Florida East Coast Industries Inc., B .................   United States      103,800        2,470,440
     Railtrack Group PLC ...................................  United Kingdom    2,863,715        9,712,169
                                                                                            ---------------
                                                                                                50,777,104
                                                                                            ---------------

     SEMICONDUCTOR EQUIPMENT & PRODUCTS .7%
    *Agere Systems Inc., A .................................   United States    5,166,500        7,233,100
    *Agere Systems Inc., B .................................   United States    1,028,800        1,543,200
    *Integrated Device Technology Inc. .....................   United States      509,352        9,239,645
    *Lattice Semiconductor Corp. ...........................   United States      932,086        8,146,432
     Teradyne Inc. .........................................   United States       53,500        1,257,250
                                                                                            ---------------
                                                                                                27,419,627
                                                                                            ---------------

    *SOFTWARE .5%
     BMC Software Inc. .....................................   United States    1,105,500       18,351,300
                                                                                            ---------------

     TEXTILES & APPAREL .1%
     Compagnie Financiere Richemont AG, A ..................    Switzerland       180,000        4,094,070
                                                                                            ---------------


MUTUAL QUALIFIED FUND
STATEMENT OF INVESTMENTS, JUNE 30, 2002 (UNAUDITED) (CONT.)



                                                                  COUNTRY         SHARES          VALUE
-----------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
     TOBACCO 2.7%
     Altadis SA ............................................       Spain        2,357,100   $   48,652,317
     Altadis SA (Paris Listed) .............................       Spain           74,300        1,513,796
     Gallaher Group PLC ....................................  United Kingdom    1,794,587       16,822,714
     Gallaher Group PLC, ADR ...............................  United Kingdom       41,250        1,540,688
     Philip Morris Cos. Inc. ...............................   United States      731,400       31,947,552
                                                                                            ---------------
                                                                                               100,477,067
                                                                                            ---------------

    *WIRELESS TELECOMMUNICATION SERVICES .7%
     AT&T Wireless Services Inc. ...........................   United States    4,637,122       27,127,164
                                                                                            ---------------

     TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
      (COST $2,240,800,027) ................................                                 2,786,137,467
                                                                                            ---------------

     PREFERRED STOCKS .4%
    *Genesis Health Ventures Inc., 6.00%, cvt., pfd. .......   United States        2,797          278,302
     Henkel KGAA, pfd. .....................................      Germany         195,600       13,444,892
    *McLeodUSA Inc., cvt., pfd. ............................   United States      112,481          421,804
                                                                                            ---------------
     TOTAL PREFERRED STOCKS (COST $12,493,811) .............                                    14,144,998
                                                                                            ---------------


                                                                                PRINCIPAL
                                                                                 AMOUNT**
                                                                              --------------
     CORPORATE BONDS & NOTES 2.8%
     Alderwoods Group Inc.:
        11.00%, 1/02/07 ....................................   United States  $ 1,782,400        1,800,224
        12.25%, 1/02/09 ....................................   United States    5,712,400        5,912,334
     DecisionOne Corp., Term Loan ..........................   United States    8,995,577        7,646,240
     Eurotunnel Finance Ltd.:
        Equity Note, 12/31/03 ..............................  United Kingdom    4,645,253  GBP   3,434,058
        Participating Loan Note, 4/30/40 ...................  United Kingdom    1,020,000  GBP     567,479
     Eurotunnel PLC:
        12/31/25, Tier 3 ...................................  United Kingdom    6,964,308  GBP   7,006,133
        12/31/50, Resettable Advance R5 ....................  United Kingdom    4,455,360  GBP   2,988,078
        Stabilization Advance S8, Tier 1 ...................  United Kingdom    8,351,702  GBP   3,500,774
        Stabilization Advance S8, Tier 2 ...................  United Kingdom    8,978,928  GBP   3,558,396
     Eurotunnel SA:
        5.28%, 12/31/25, Tier 3 (Pibor) ....................      France        2,898,202  EUR   1,860,464
        12/31/25, Tier 3 (Libor) ...........................      France       19,287,827  EUR  12,381,575
        12/31/50, Resettable Advance R4 ....................      France       22,038,396  EUR   9,576,612
        Stabilization Advance S6, Tier 1 (Pibor) ...........      France        2,169,226  EUR     589,138
        Stabilization Advance S6, Tier 2 (Libor) ...........      France        8,712,188  EUR   2,237,071
        Stabilization Advance S7, Tier 1 (Libor) ...........      France        4,574,082  EUR   1,242,270
     Intermedia Communications Inc.:
        8.50%, 1/15/08 .....................................   United States      940,000          305,500
        8.60%, 6/01/08 .....................................   United States    1,218,000          395,850
        9.50%, 3/01/09 .....................................   United States    1,110,000          360,750
     Providian Financial Corp, senior note, cvt.,
        zero cpn., 2/15/21 .................................   United States   15,135,000        4,597,256
     Southwest Royalties Inc., 10.50%, 6/30/04 .............   United States    3,928,000        3,928,000
     Telewest Finance Ltd., cvt., 6.00%, 7/07/05              United Kingdom    1,960,000        1,379,664


MUTUAL QUALIFIED FUND
STATEMENT OF INVESTMENTS, JUNE 30, 2002 (UNAUDITED) (CONT.)


                                                                                 PRINCIPAL
                                                                  COUNTRY         AMOUNT**                   VALUE
-----------------------------------------------------------------------------------------------------------------------
     CORPORATE BONDS & NOTES (CONT.)
     Tyco International Group SA:
        6.375%, 2/15/06 ......................................  Luxembourg    $    8,660,000            $    6,982,125
        6.125%, 11/01/08 .....................................  Luxembourg         3,695,000                 2,854,387
        6.125%, 1/15/09 ......................................  Luxembourg           955,000                   737,737
     Tyco International Ltd., cvt., zero cpn., 11/17/20 ......    Bermuda          2,760,000                 1,709,792
     Xerox Credit Corp.:
        0.80%, 12/16/02 ...................................... United States     800,000,000 JPY             6,273,986
        1.50%, 6/06/05 ....................................... United States   1,200,000,000 JPY             7,058,235
        2.00%, 6/06/07 ....................................... United States     700,000,000 JPY             3,854,497
                                                                                                        ---------------
     TOTAL CORPORATE BONDS & NOTES (COST $101,042,241) .......                                             104,738,625
                                                                                                        ---------------

    *BONDS & NOTES IN REORGANIZATION 6.3%
     Adelphia Communications Corp.:
        9.25%, 10/01/02 ...................................... United States       1,730,000                   683,350
        7.50%, 1/15/04 ....................................... United States       1,740,000                   696,000
        10.50%, 7/15/04 ...................................... United States       2,715,000                 1,099,575
        10.25%, 11/01/06 ..................................... United States       5,185,000                 2,074,000
        9.875%, 3/01/07 ...................................... United States       1,245,000                   504,225
        8.375%, 2/01/08 ...................................... United States       5,715,000                 2,314,575
        7.75%, 1/15/09 ....................................... United States       3,365,000                 1,346,000
        7.875%, 5/01/09 ...................................... United States       1,850,000                   721,500
        9.375%, 11/15/09 ..................................... United States       1,325,000                   543,250
        10.875%, 10/01/10 .................................... United States         435,000                   174,000
        10.25%, 6/15/11 ...................................... United States       4,231,000                 1,755,865
        cvt., 6.00%, 2/15/06 ................................. United States      23,123,000                 2,081,070
        cvt., 3.25%, 5/01/21 ................................. United States       2,640,000                   237,600
     Aiken Cnty S C Indl Rev Ref Beloit, 6.00%, 12/01/11 ..... United States         375,000                    23,625
     Century Communications Corp., zero cpn., 3/15/03 ........ United States       4,480,000                 1,366,400
     Comdisco Inc.:
        6.13%, 8/01/01 ....................................... United States       7,460,000                 6,154,500
        7.23%, 8/16/01 ....................................... United States       1,810,000                 1,511,350
        6.65%, 11/13/01 ...................................... United States       1,450,000                 1,218,000
        6.375%, 11/30/01 ..................................... United States       4,305,000                 3,487,050
        6.00%, 1/30/02 ....................................... United States       8,779,000                 7,330,465
        5.95%, 4/30/02 ....................................... United States      12,790,000                10,551,750
        6.125%, 1/15/03 ...................................... United States       1,480,000                 1,228,400
        9.50%, 8/15/03 ....................................... United States       2,115,000                 1,776,600
        Revolver ............................................. United States       4,450,800                 3,694,164
     Dow Corning Corp.:
        9.30%, 1/27/98 ....................................... United States       1,835,000                 3,413,100
        8.55%, 3/01/01 ....................................... United States       1,000,000                 1,660,000
        9.38%, 2/01/08 ....................................... United States         735,000                 1,374,450
        8.15%, 10/15/29 ...................................... United States       5,150,000                 8,549,000
        Bank Claim ........................................... United States       7,437,830                10,784,854
        Bank Debt ............................................ United States       1,801,364                 2,611,978
        Bank Debt #1 ......................................... United States       2,850,000                 4,132,500


MUTUAL QUALIFIED FUND
STATEMENT OF INVESTMENTS, JUNE 30, 2002 (UNAUDITED) (CONT.)


                                                                                    PRINCIPAL
                                                                  COUNTRY            AMOUNT**              VALUE
---------------------------------------------------------------------------------------------------------------------
    *BONDS & NOTES IN REORGANIZATION (CONT.)
     Enron Corp.:
        FRN, .6788%, 6/18/03 ................................  United States       200,000,000 JPY    $      191,890
        144A, 8.00%, 8/15/05 ................................  United States         2,267,000               453,400
     Enron Corp. Trust II, 144A, 7.375%, 5/15/06 ............  United States         1,766,000               353,200
     Frontier Corp., 7.25%, 5/15/04 .........................  United States         1,050,000               131,250
     Genesis Health Ventures Inc., zero cpn., 9/15/04 .......  United States             2,678                 2,678
     Global Crossing Holdings Ltd.:
        9.125, 11/15/06 .....................................  United States         5,860,000                87,900
        9.625%, 5/15/08 .....................................  United States         3,000,000                45,000
        9.50%, 11/15/09 .....................................  United States         4,850,000                72,750
        Revolver ............................................  United States        12,516,496             2,315,552
        Term Loan ...........................................  United States         8,845,000             1,636,325
     Global Crossing Ltd., 6.00% 10/15/03 ...................  United States         1,000,000               125,000
     Harnischfeger Industries Inc.:
        8.90%, 3/01/22 ......................................  United States         3,155,000               189,300
        8.70%, 6/15/22 ......................................  United States         2,970,000               178,200
        7.25%, 12/15/25 .....................................  United States         4,414,000               264,840
        6.875%, 2/15/27 .....................................  United States         3,705,000               222,300
        Stipulated Bank Claim ...............................  United States         4,766,550               285,993
     Integrated Health Services Inc.:
        Revolver ............................................  United States         8,091,449               768,688
        Tranche B, Term Loan ................................  United States         5,957,271               565,941
        Tranche C, Term Loan ................................  United States           779,094                74,014
     Laidlaw Inc.:
        7.70%, 8/15/02 ......................................     Canada             5,720,000             3,560,700
        7.05%, 5/15/03 ......................................     Canada             3,445,000             2,187,575
        6.65%, 10/01/04 .....................................     Canada               860,000               528,900
        7.875%, 4/15/05 .....................................     Canada             3,190,000             1,961,850
        6.50%, 5/01/05 ......................................     Canada             2,655,000             1,619,550
        7.65%, 5/15/06 ......................................     Canada             1,890,000             1,209,600
        6.70%,  5/01/08 .....................................     Canada             2,400,000             1,464,000
        8.75%, 4/15/25 ......................................     Canada             3,045,000             1,903,125
        6.72%, 10/01/27 .....................................     Canada             6,715,000             4,129,725
        Revolver ............................................     Canada            11,132,512             7,208,302
     Metromedia Fiber Network Inc.:
        14.00%, 3/15/07 .....................................  United States        19,250,000             5,197,500
        10.00%, 11/15/08 ....................................  United States        12,495,000               187,425
        senior note, 10.00%, 12/15/09 .......................  United States        12,775,000               191,625
        senior note, 10.00%, 12/15/09 .......................  United States         5,910,000 EUR           116,734
     NTL Communications Corp.:
        12.75%, 4/15/05 ..................................... United Kingdom         2,275,000               705,250
        9.25%, 11/15/06 ..................................... United Kingdom         4,770,000 EUR         1,588,054
        10.00%, 2/15/07 ..................................... United Kingdom         5,087,000             1,526,100
        12.375%, 2/01/08 .................................... United Kingdom         4,145,000 EUR         1,228,075
        11.50%, 10/01/08 .................................... United Kingdom         8,739,000             2,621,700
        9.875%, 11/15/09 .................................... United Kingdom         6,670,000 EUR         1,976,179
        11.875%, 10/01/10 ................................... United Kingdom         3,835,000             1,035,450
        cvt., 7.00%, 2/15/08 ................................ United Kingdom         9,710,000             2,476,050


MUTUAL QUALIFIED FUND
STATEMENT OF INVESTMENTS, JUNE 30, 2002 (UNAUDITED) (CONT.)


                                                                                    PRINCIPAL
                                                                    COUNTRY          AMOUNT**               VALUE
---------------------------------------------------------------------------------------------------------------------
    *BONDS & NOTES IN REORGANIZATION (CONT.)
     NTL Communications Corp. (cont.)
        Series B, 12.375%, 10/01/08 ........................    United Kingdom  $    3,222,000           $   660,510
        Series B, 9.75%, 4/15/09 ...........................    United Kingdom      11,810,000 GBP         5,235,186
        Series B, 11.50%, 11/15/09 .........................    United Kingdom       5,465,000 EUR         1,364,609
     NTL Inc.:
        9.75%, 4/01/08 .....................................    United Kingdom      16,120,000             4,352,400
        cvt., 5.75%, 12/15/09 ..............................    United Kingdom      15,850,000             2,289,000
        Series B, 11.50%, 2/01/06 ..........................    United Kingdom       7,952,000             2,385,600
        Series B, 9.50%, 4/01/08 ...........................    United Kingdom       3,395,000 GBP         1,552,449
        Series B, 10.75%, 4/01/08 ..........................    United Kingdom      13,740,000 BP         6,282,962
     Owens Corning, Revolver ...............................     United States      16,147,586            11,061,097
     PG & E Corp.:
        5.00%, 1/31/03 .....................................     United States       1,727,668             1,727,668
        7.375%, 11/01/05 ...................................     United States      17,404,000            17,491,020
        Commercial Paper, 1/18/01 ..........................     United States         695,000               681,100
        Commercial Paper, 1/30/01 ..........................     United States         350,000               343,000
        Commercial Paper, 2/16/01 ..........................     United States       1,050,000             1,029,000
        FRN, 144A, 7.575%, 10/31/01 ........................     United States       5,784,000             5,697,240
        MTN, 5.94%, 10/07/03 ...............................     United States         875,000               813,750
     Port Seattle Wash Ref-Beloit Proj., 6.00%, 12/01/17 ...     United States         200,000                12,600
     Safety Kleen Corp.:
        9.25%, 5/15/09 .....................................     United States         535,000                16,050
        Revolver ...........................................     United States       4,473,337             2,460,335
        Term Loan ..........................................     United States         469,909 CAD           109,683
        Term Loan A ........................................     United States       4,351,143             2,306,106
        Term Loan B ........................................     United States       4,305,518             2,281,925
        Term Loan C ........................................     United States       4,305,518             2,281,925
     Safety Kleen Services, 9.25%, 6/01/08 .................     United States          40,000                   900
     Southern California Edison Co.:
        7.20%, 11/03/03 ....................................     United States       9,307,000             9,539,675
        6.375%, 1/15/06 ....................................     United States         525,000               506,625
        7.125%, 7/15/25 ....................................     United States         445,000               404,950
     Williams Communications Inc.:
        Term Loan ..........................................     United States       4,167,910             2,917,537
        Term Loan A ........................................     United States       1,688,308             1,181,815
     WorldCom Inc.:
        8.25%, 5/15/10 .....................................     United States       6,952,000             1,147,080
        7.375%, 1/15/11 ....................................     United States      13,577,000             2,715,400
        7.50%, 5/15/11 .....................................     United States      10,720,000             1,661,600
        8.25%, 5/15/31 .....................................     United States         525,000                85,312
     WorldCom Inc. - MCI Group:
        6.50%, 4/15/10 .....................................     United States         880,000               272,800
        7.125% 6/15/27 .....................................     United States         455,000               159,250
                                                                                                      ---------------
     TOTAL BONDS & NOTES IN REORGANIZATION
      (COST $245,950,653) ..................................                                             230,715,045
                                                                                                      ---------------


MUTUAL QUALIFIED FUND
STATEMENT OF INVESTMENTS, JUNE 30, 2002 (UNAUDITED) (CONT.)


                                                                                  SHARES/PRINCIPAL
                                                                  COUNTRY               AMOUNT                  VALUE
-------------------------------------------------------------------------------------------------------------------------
     COMPANIES IN LIQUIDATION .1%
    *City Investing Company Liquidating Trust ...............  United States           1,607,485          $    3,086,371
   *+MBOP Liquidating Trust .................................  United States             412,418                 206,209
     United Companies Financial Corp., Revolver .............  United States          24,993,011                 249,930
                                                                                                          ---------------
     TOTAL COMPANIES IN LIQUIDATION (COST $141,788) .........                                                  3,542,510
                                                                                                          ---------------

     GOVERNMENT AGENCIES 15.7%
     Federal Home Loan Bank, 1.763% to 3.777%,
      with maturities to 5/15/03 ............................  United States          82,444,000              81,645,759
  (b)Federal Home Loan Mortgage Corp., 1.87% to 3.70%,
      with maturities to 4/25/03 ............................  United States         182,819,000             181,925,713
     Federal National Mortgage Association, 1.85% to 3.70%,
      with maturities to 5/30/03 ............................  United States         315,400,000             313,201,656
     U.S. Treasury Bill, 1.775%, 12/12/02 ...................  United States           4,000,000               3,969,932
                                                                                                          ---------------
     TOTAL GOVERNMENT AGENCIES (COST $579,497,471) ..........                                                580,743,060
                                                                                                          ---------------

  (a)SHORT TERM INVESTMENTS (COST $29,839,940) .8%
     Franklin Institutional Fiduciary Trust
      Money Market Portfolio ................................  United States          29,839,940              29,839,940
                                                                                                          ---------------

     TOTAL INVESTMENTS (COST $3,209,765,931) 101.4% .........                                              3,749,861,645
     SECURITIES SOLD SHORT (.1)% ............................                                                 (3,771,669)
     NET EQUITY IN FORWARD CONTRACTS (1.9)% .................                                                (69,345,143)
     OTHER ASSETS, LESS LIABILITIES .6% .....................                                                 22,487,201
                                                                                                          ---------------
     TOTAL NET ASSETS 100.0% ................................                                             $3,699,232,034
                                                                                                          ===============

     SECURITIES SOLD SHORT

     ISSUER                                                        COUNTRY               SHARES                  VALUE
-------------------------------------------------------------------------------------------------------------------------
     Amgen Inc. .............................................  United States              64,792          $    2,713,489
     Univision Communications Inc., A .......................  United States              33,700               1,058,180
                                                                                                          ---------------
     TOTAL SECURITIES SOLD SHORT (PROCEEDS $4,426,431) ......                                             $    3,771,669
                                                                                                          ---------------


     CURRENCY ABBREVIATIONS:
     CAD -- Canadian Dollar
     EUR -- European Unit
     GBP -- British Pound
     JPY -- Japanese Yen


     *Non-income producing.
     **Securities denominated in U.S. dollars unless otherwise indicated.
     (a)The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc., an affiliate of Franklin Resources Inc.
     (b)See note 1(e) regarding securities segregated with broker for securities sold short.
     (R)See note 7 regarding restricted securities.

      +The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" at June 30, 2002 were $118,220,292.


                       See notes to financial statements.

MUTUAL QUALIFIED FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002 (UNAUDITED)


Assets:
 Investments in securities, at value (cost $3,209,765,931) .............................    $3,749,861,645
 Cash ..................................................................................           582,465
 Foreign currency, at value (cost $2,619,588) ..........................................         2,959,259
 Receivables:
  Investment securities sold ...........................................................        41,270,543
  Capital shares sold ..................................................................         3,008,235
  Dividends and interest ...............................................................         5,701,783
 Unrealized gain on forward exchange contracts (Note 6) ................................           142,116
 Deposits with broker for securities sold short ........................................         2,661,639
                                                                                            ---------------
      Total assets .....................................................................     3,806,187,685
                                                                                            ---------------
Liabilities:
 Payables:
  Investment securities purchased ......................................................        27,044,342
  Capital shares redeemed ..............................................................         3,001,663
  To affiliates ........................................................................         3,203,044
 Securities sold short, at value (proceeds $4,426,431) .................................         3,771,669
 Unrealized loss on forward exchange contracts (Note 6) ................................        69,487,259
 Accrued expenses ......................................................................           447,674
                                                                                            ---------------
      Total liabilities ................................................................       106,955,651
                                                                                            ---------------
Net assets, at value ...................................................................    $3,699,232,034
                                                                                            ===============
Net assets consist of:
 Undistributed net investment income ...................................................    $   25,197,765
 Net unrealized appreciation ...........................................................       471,848,998
 Accumulated net realized gain .........................................................       100,208,384
 Capital shares ........................................................................     3,101,976,887
                                                                                            ---------------
Net assets, at value ...................................................................    $3,699,232,034
                                                                                            ===============


MUTUAL QUALIFIED FUND
Financial Statements (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES (CONT.)
JUNE 30, 2002 (UNAUDITED)


CLASS Z:
 Net asset value and maximum offering price per share ($2,895,118,691 / 183,786,987 shares outstanding) ...  $15.75
                                                                                                             =======
CLASS A:
 Net asset value per share ($509,863,275 / 32,514,946 shares outstanding) .................................  $15.68
                                                                                                             =======
 Maximum offering price per share ($15.68 / 94.25%) .......................................................  $16.64
                                                                                                             =======

CLASS B:
 Net asset value and maximum offering price per share ($35,722,037 / 2,312,455 shares outstanding)* .......  $15.45
                                                                                                             =======
CLASS C:
 Net asset value per share ($258,528,031 / 16,612,410 shares outstanding)* ................................  $15.56
                                                                                                             =======
 Maximum offering price per share ($15.56 / 99.00%) .......................................................  $15.72
                                                                                                             =======


*Redemption price per share is equal to net asset value less any applicable sales charge.

                       See notes to financial statements.

MUTUAL QUALIFIED FUND
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)


Investment Income:
 (net of foreign taxes of $1,574,332)
 Dividends .................................................................  $  26,844,465
 Interest ..................................................................     21,771,948
                                                                              --------------
      Total investment income ..............................................                 $  48,616,413
Expenses:
 Management fees (Note 3) ..................................................     11,265,602
 Administrative fees (Note 3) ..............................................      1,488,392
 Distribution fees (Note 3)
  Class A ..................................................................        892,041
  Class B ..................................................................        142,194
  Class C ..................................................................      1,293,915
 Transfer agent fees (Note 3) ..............................................      1,222,400
 Custodian fees ............................................................        141,900
 Reports to shareholders ...................................................        162,600
 Professional fees .........................................................         78,600
 Directors' fees and expenses ..............................................         52,900
                                                                              --------------
      Total expenses .......................................................                    16,740,544
                                                                                             --------------
           Net investment income ...........................................                    31,875,869
                                                                                             --------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ..............................................................    125,259,004
  Foreign currency transactions ............................................    (10,155,816)
                                                                              --------------
      Net realized gain ....................................................                   115,103,188
 Net unrealized depreciation on:
  Investments ..............................................................   (187,055,112)
  Translation of assets and liabilities denominated in foreign currencies ..    (71,882,257)
                                                                              --------------
      Net unrealized depreciation ..........................................                  (258,937,369)
                                                                                             --------------
Net realized and unrealized loss ...........................................                  (143,834,181)
                                                                                             --------------
Net decrease in net assets resulting from operations .......................                 $(111,958,312)
                                                                                             ==============

                       See notes to financial statements.

MUTUAL QUALIFIED FUND
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED) AND THE YEAR ENDED DECEMBER 31, 2001

                                                                            SIX MONTHS ENDED          YEAR ENDED
                                                                              JUNE 30, 2002       DECEMBER 31, 2001
                                                                            ---------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ................................................... $   31,875,869         $   44,816,468
  Net realized gain from investments and foreign currency transactions ....    115,103,188            218,795,222
  Net unrealized appreciation (depreciation) on investments and
  translation of assets and liabilities denominated in foreign currencies .   (258,937,369)            22,393,877
                                                                            ---------------------------------------
      Net increase (decrease) in net assets resulting from operations .....   (111,958,312)           286,005,567
Distributions to shareholders from:
 Net investment income:
  Class Z .................................................................    (10,539,386)           (34,101,550)
  Class A .................................................................     (1,721,749)            (3,749,898)
  Class B .................................................................       (109,755)               (86,106)
  Class C .................................................................       (732,053)              (432,723)
 Net realized gains:
  Class Z .................................................................    (39,394,657)          (220,049,398)
  Class A .................................................................     (6,961,441)           (35,353,850)
  Class B .................................................................       (480,128)            (1,185,728)
  Class C .................................................................     (3,555,995)           (18,028,375)
                                                                            ---------------------------------------
Total distributions to shareholders .......................................    (63,495,164)          (312,987,628)
Capital share transactions (Note 2):
  Class Z .................................................................      6,952,519            117,710,462
  Class A .................................................................     53,346,973             45,434,698
  Class B .................................................................     17,271,599             14,981,191
  Class C .................................................................     20,254,338             33,724,090
                                                                            ---------------------------------------
Total capital share transactions ..........................................     97,825,429            211,850,441
   Net increase (decrease) in net assets ..................................    (77,628,047)           184,868,380
Net assets:
 Beginning of period ......................................................  3,776,860,081          3,591,991,701
                                                                            ---------------------------------------
 End of period ............................................................ $3,699,232,034         $3,776,860,081
                                                                            =======================================
Undistributed net investment income included in net assets:
 End of period ............................................................ $   25,197,765         $    6,424,839
                                                                            =======================================


                       See notes to financial statements.

MUTUAL QUALIFIED FUND
Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Qualified Fund (the Fund) is a separate, diversified series of Franklin Mutual Series Fund, Inc. (the Series Fund), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital appreciation, with income as a secondary objective, by investing primarily in common and preferred stocks, bonds, and convertible securities. The Fund may also invest in foreign securities. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

The Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

MUTUAL QUALIFIED FUND
Notes to Financial Statements (unaudited) (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

D. OPTION CONTRACTS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price at any time until the contract stated expiration date. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. When the exercise of an option results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include price movements in the underlying securities, the possibility there may be an illiquid options market, or the inability of the counterparties to fulfill their obligations under the contract.

E. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a security borrowed. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale. The Fund must maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

F. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Bond discount is amortized on a yield to maturity basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Series Fund are allocated among the funds comprising the Series Fund based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

MUTUAL QUALIFIED FUND
Notes to Financial Statements (unaudited) (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

H. SECURITIES ISSUED ON A WHEN-ISSUED OR DELAYED BASIS

The Fund may trade securities on a when-issued or delayed basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date price.

I. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. CAPITAL STOCK

The Fund offers four classes of shares: Class Z, Class A, Class B, and Class C shares. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At June 30, 2002, there were 1.00 billion shares authorized ($0.001 par value) of which 500 million, 200 million, 100 million and 200 million were designated as Class Z, Class A, Class B, and Class C shares, respectively. Transactions in the Fund's shares were as follows:


                                                          SIX MONTHS ENDED                YEAR ENDED
                                                            JUNE 30, 2002              DECEMBER 31, 2001
                                                    ---------------------------------------------------------
                                                       SHARES       AMOUNT           SHARES      AMOUNT
                                                    ---------------------------------------------------------
CLASS Z SHARES:
Shares sold .......................................  5,024,032  $  84,027,123       9,833,857  $ 171,626,791
Shares issued on reinvestment of distributions ....  2,974,824     47,865,257      14,689,812    243,779,305
Shares redeemed ................................... (7,480,802)  (124,939,861)    (17,158,762)  (297,695,634)
                                                    ---------------------------------------------------------
Net increase ......................................    518,054  $   6,952,519       7,364,907  $ 117,710,462
                                                    =========================================================

                                                          SIX MONTHS ENDED                YEAR ENDED
                                                            JUNE 30, 2002              DECEMBER 31, 2001
                                                    ---------------------------------------------------------
                                                       SHARES       AMOUNT           SHARES      AMOUNT
                                                    ---------------------------------------------------------
CLASS A SHARES:
Shares sold .......................................  5,871,781  $  98,077,462      10,524,846  $ 182,403,064
Shares issued on reinvestment of distributions ....    517,857      8,296,081       2,253,638     37,334,098
Shares redeemed ................................... (3,202,036)   (53,026,570)    (10,243,525)  (174,302,464)
                                                    ---------------------------------------------------------
Net increase ......................................  3,187,602  $  53,346,973       2,534,959  $  45,434,698
                                                    =========================================================


MUTUAL QUALIFIED FUND
Notes to Financial Statements (unaudited) (CONTINUED)


2. CAPITAL STOCK (CONT.)


                                                          SIX MONTHS ENDED                YEAR ENDED
                                                            JUNE 30, 2002              DECEMBER 31, 2001
                                                    ------------------------------------------------------
                                                       SHARES       AMOUNT           SHARES      AMOUNT
                                                    ------------------------------------------------------
CLASS B SHARES:
Shares sold .......................................  1,099,698  $ 18,170,542         884,594 $ 15,021,869
Shares issued on reinvestment of distributions ....     34,800       549,489          73,331    1,186,025
Shares redeemed ...................................    (88,593)   (1,448,432)        (73,244)  (1,226,703)
                                                    ------------------------------------------------------
Net increase ......................................  1,045,905  $ 17,271,599         884,681 $ 14,981,191
                                                    ======================================================


                                                          SIX MONTHS ENDED                YEAR ENDED
                                                            JUNE 30, 2002              DECEMBER 31, 2001
                                                    ------------------------------------------------------
                                                       SHARES       AMOUNT           SHARES      AMOUNT
                                                    ------------------------------------------------------
CLASS C SHARES:
Shares sold .......................................  2,063,637  $ 34,370,459       2,946,592 $ 50,591,704
Shares issued on reinvestment of distributions ....    251,187     3,993,865       1,044,696   17,235,381
Shares redeemed ................................... (1,091,389)  (18,109,986)     (1,994,275) (34,102,995)
                                                    ------------------------------------------------------
Net increase ......................................  1,223,435  $ 20,254,338       1,997,013 $ 33,724,090
                                                    ======================================================


3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Series Fund are also officers and/or directors of Franklin Mutual Advisers, LLC (Franklin Mutual) and Franklin Templeton Services, LLC (FT Services), the Fund's investment manager and administrative manager, respectively. Franklin/Templeton Investor Services, LLC (Investor Services) and Franklin/Templeton Distributors, Inc. (Distributors) are the Fund's transfer agent and principal underwriter, respectively.

The Fund pays an investment management fee to Franklin Mutual of 0.60% per year of the average daily net assets of the Fund. Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund) in an amount not to exceed the management fees paid by the Sweep Money Fund.

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregate average daily net assets as follows:

        ANNUALIZED
        FEE RATE  AVERAGE DAILY NET ASSETS
        -------------------------------------------------------------
        0.150%    First $200 million
        0.135% Over $200 million, up to and including $700 million 0.100% Over $700 million, up to and including $1.2 billion
        0.075%    Over $1.2 billion

MUTUAL QUALIFIED FUND
Notes to Financial Statements (unaudited) (CONTINUED)


3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)

The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to 0.35%, 1.00%, and 1.00% per year of the average daily net asset of Class A, Class B, and C shares, respectively. Distributors received net commissions from sales of those Fund shares and received contingent deferred sales charges for the period of $147,633 and $17,110, respectively.


4. INCOME TAXES

At June 30, 2002, the cost of investments and net unrealized appreciation for income tax purposes were as follows:

                 Cost of investments .......................  $3,222,302,748
                                                              ---------------
                 Unrealized appreciation ...................     754,169,862
                 Unrealized depreciation ...................    (226,610,965)
                                                              ---------------
                 Net unrealized appreciation ...............  $  527,558,897
                                                              ===============

Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of passive foreign investment companies, wash sales, foreign currency transactions, and losses realized subsequent to October 31 on the sales of foreign currencies.

At December 31, 2001, the Fund had deferred currency losses occurring subsequent to October 31, 2001 of $806,777. For tax purposes, such losses will be reflected in the year ending December 31, 2002.

The Fund utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for tax purposes.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2002, aggregated $932,371,734 and $715,979,674, respectively.

Transactions in options written during the period ended June 30, 2002 were as follows:

                                                       NUMBER
                                                    OF CONTRACTS  PREMIUM
                                                    ----------------------
        Options outstanding at December 31, 2001 ..         --  $      --
        Options written ...........................     90,332    874,952
        Options expired ...........................    (72,879)  (565,350)
        Options exercised .........................    (17,453)  (309,602)
                                                    ----------------------
        Options outstanding at June 30, 2002 ......         --  $      --
                                                    ======================

MUTUAL QUALIFIED FUND
Notes to Financial Statements (unaudited) (CONTINUED)


6. FORWARD EXCHANGE CONTRACTS

At June 30, 2002, the Fund has outstanding forward exchange contracts as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contracts.


                                                                           IN       SETTLEMENT       UNREALIZED
CONTRACTS TO BUY:                                                     EXCHANGE FOR     DATE          GAIN (LOSS)
-----------------                                                    -------------------------------------------
    6,642,341   Danish Krone ..................................  U.S. $    867,158   7/16/02  U.S. $     15,093
    3,600,000   Canadian Dollars ..............................          2,253,098   8/19/02            110,890
    1,360,000   Swiss Franc ...................................            898,966   9/13/02             16,133
                                                                      ------------                 -------------
                                                                 U.S. $  4,019,222                      142,116
                                                                      ============                 -------------
           Unrealized gain on forward exchange contracts ......                                         142,116
                                                                                                   -------------

CONTRACTS TO BUY:
-----------------
      137,842   British Pounds ................................  U.S. $    208,341  11/18/02               (123)
                                                                      ------------                 -------------
                                                                 U.S. $    208,341                         (123)
                                                                      ============                 -------------

CONTRACTS TO SELL:
------------------
   52,305,613   European Unit .................................  U.S. $ 46,955,340    7/8/02         (4,680,045)
   67,162,573   British Pounds ................................         98,146,602    7/8/02         (4,167,784)
  211,949,557   Danish Krone ..................................         24,994,763   7/16/02         (3,156,850)
   64,513,473   European Unit .................................         56,376,595   8/15/02         (7,206,279)
   58,952,181   Canadian Dollars ..............................         37,146,469   8/19/02         (1,565,259)
   87,742,318   European Unit .................................         81,599,875   8/21/02         (4,853,595)
   77,367,576   European Unit .................................         67,475,868   8/27/02         (8,734,830)
   14,619,581   British Pounds ................................         21,227,536   8/28/02           (975,376)
   44,172,368   Canadian Dollars ..............................         28,749,484   8/30/02           (247,567)
   55,599,819   European Unit .................................         48,824,300    9/9/02         (5,912,358)
   37,112,937   Swiss Franc ...................................         22,622,733   9/13/02         (2,349,312)
1,388,623,949   Japanese Yen ..................................         11,252,119   9/24/02           (387,952)
   67,808,830   European Unit .................................         59,635,770   9/25/02         (7,072,725)


MUTUAL QUALIFIED FUND
Notes to Financial Statements (unaudited) (CONTINUED)


6. FORWARD EXCHANGE CONTRACTS (CONT.)

                                                                          IN      SETTLEMENT        UNREALIZED
CONTRACTS TO SELL (CONT.):                                           EXCHANGE FOR    DATE           GAIN (LOSS)
--------------------------                                          -------------------------------------------
   59,930,807   British Pounds ................................. U.S. $ 85,057,403   9/25/02  U.S. $ (5,792,734)
   16,750,000   European Unit ..................................        14,716,715  10/15/02         (1,747,481)
  314,025,408   Norwegian Krone ................................        35,698,932  10/15/02         (5,489,974)
    3,500,000   British Pounds .................................         5,019,000  11/18/02           (267,956)
   24,750,000   European Unit ..................................        22,624,450  11/21/02         (1,665,159)
   41,193,921   Swiss Franc ....................................        26,465,100  12/13/02         (1,295,478)
5,300,000,000   Japanese Yen ...................................        43,201,844  12/24/02         (1,466,188)
1,700,000,000   Japanese Yen ...................................        13,966,480   3/24/03           (452,234)
                                                                      ------------                 -------------
                                                                 U.S. $851,757,378                  (69,487,136)
                                                                      ============                 -------------
          Unrealized loss on forward exchange contracts ........                                    (69,487,259)
                                                                                                   -------------
             Net unrealized loss on forward exchange contracts .                              U.S. $(69,345,143)
                                                                                                   =============

7. RESTRICTED SECURITIES

The Fund may purchase securities through a private offering that generally cannot be sold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted securities held at June 30, 2002 are as follows:


                                                                  ACQUISITION
NUMBER OF SHARES                             ISSUER                  DATE          COST            VALUE
----------------------------------------------------------------------------------------------------------
  128,325     A.B. Watley Group Inc. ............................    4/2/01   $   407,333      $    19,249
      672     International Steel Group .........................   4/10/02     6,720,000        6,720,000
        4     Lancer Industries Inc., B .........................   8/11/89        51,281        5,126,779
   48,650     Montpelier Re Holdings Ltd. .......................  12/12/01     4,865,000        4,796,890
9,112,000     Nippon Investment LLC .............................   2/14/01     9,112,000        9,796,311
   97,300     Olympus Re Holdings Ltd. ..........................  12/24/01     9,730,000       10,380,937
  425,000     Security Capital European Realty ..................    4/8/98     8,500,000        5,982,937
1,375,000     State National Bancshares Inc. ....................   8/14/00    22,000,000       25,093,750
  100,000     White Mountains Insurance Group Inc. (Restricted) .   8/24/01    20,000,000       30,067,500
                                                                                               -----------
TOTAL RESTRICTED SECURITIES (2.65% OF NET ASSETS) ...............                              $97,984,353
                                                                                               ===========

[LOGO OMITTED]
FRANKLIN(R) TEMPLETON(R) INVESTMENTS

One Franklin Parkway
San Mateo, CA  94403-1906

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
--------------------------------------------------------------------------------
ELIGIBLE SHAREHOLDERS CAN SIGN UP FOR EDELIVERY AT FRANKLINTEMPLETON.COM. SEE INSIDE FOR DETAILS.

SEMIANNUAL REPORT
MUTUAL QUALIFIED FUND

CHAIRMAN OF THE BOARD
Peter A. Langerman

PRESIDENT
David J. Winters

INVESTMENT MANAGER
Franklin Mutual Advisers, LLC
51 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR Franklin/Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES 1-800/632-2301 - (Class A, B, & C)
1-800/448-FUND - (Class Z)

This report must be preceded or accompanied by the current Mutual Qualified Fund prospectus, which contains more complete information including risk factors, charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.



475 S2002 08/02             [LOGO OMITTED] Printed on recycled paper